Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Steven A Shallcross, Senior Vice President and Chief Financial Officer (principal financial officer) of Advancis Pharmaceutical Corporation (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of the Registrant (the “Report”), that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ STEVEN A. SHALLCROSS

Name: Steven A. Shallcross
Date: November 5, 2004